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                                                               EXHIBIT 10.108(b)


                                 AMENDMENT NO. 2
                                       TO
                AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT


        THIS AMENDMENT NO. 2, made as of November 28, 2005 ("Amendment No. 2"), by and among BEAR STEARNS MORTGAGE CAPITAL CORPORATION (the "Buyer") and NC CAPITAL CORPORATION ("NC Capital"), NC RESIDUAL II CORPORATION ("NC Residual"), HOME123 CORPORATION ("Home123") and NEW CENTURY CREDIT CORPORATION ("New Century" and, together with NC Capital, NC Residual and Home123, each a "Seller" and, collectively, the "Sellers").

                                 R E C I T A L S


        WHEREAS, Buyer and Sellers have previously entered into an Amended and Restated Master Repurchase Agreement, dated as of August 18, 2005 (the "Repurchase Agreement"), as amended by Amendment No. 1, dated as of October 28, 2005 ("Amendment No. 1" and, together with the Repurchase Agreement, the "Agreement"); and

        WHEREAS, Buyer, NC Capital, NC Residual, New Century and Home123 desire that Home123 be added as a Seller under the Agreement to be jointly and severally liable with NC Capital, NC Residual and New Century for all obligations of any Seller; and

        WHEREAS, Buyer and Sellers desire to make certain further modifications to the Agreement as described herein;

        NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

        Section 1. Definitions.

        (a) Capitalized terms used herein and not otherwise defined shall have the meanings assigned in the Agreement. Capitalized terms used in the Agreement whose definitions are modified in this Amendment No. 2 shall, for all purposes of the Agreement, be deemed to have such modified definitions.

        Section 2. Initiation; Request/Confirmation; Termination; Transactions Optional. Section 3(h) of the Agreement is hereby deleted in its entirety and is replaced by the following:

        "(h) Any provision hereof to the contrary notwithstanding, Transactions entered into hereunder shall be at the sole discretion of Buyer. Buyer is not required to enter into any Transaction, and Buyer may, in its sole discretion, reject for inclusion in any Transaction any Eligible Loan offered for sale hereunder by Seller."


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        Section 3. Representations, Warranties and Covenants.

        (a) Section 10(e), subparagraph (viii) of the Agreement is hereby modified by deleting the term ten (10) days and replacing it with fourteen (14) days.

        (b) Section 10(e), subparagraph (xviii) of the Agreement is hereby modified by deleting the term one hundred million dollars ($100,000,000) and replacing it with four hundred million dollars ($400,000,000).

        Section 4. Agreement and Joinder. Home123 hereby agrees to all of the provisions of the Agreement as amended hereby and, effective on the date hereof, becomes a party to the Agreement as amended hereby, as a Seller, with the same effect as if Home123 were an original signatory to the Agreement (as subsequently amended hereby).

        Section 5. Non-assignability; Termination. Section 22(b) of the Agreement is hereby deleted in its entirety and is replaced by the following:

        "(b) This Agreement and all Transactions outstanding hereunder shall terminate upon thirty (30) days prior written notice by Buyer to Seller; provided, however, that, if the Agreement has not been terminated earlier pursuant to this Section 22(b), it will terminate automatically without any requirement for notice on November 28, 2006; and provided further, however, that this Agreement and any Transaction outstanding hereunder may be extended by mutual agreement of Buyer and Seller; and provided further, however, that no such party shall be obligated to agree to such an extension.

        Section 6. References to Seller. All references to Seller in the Agreement, as amended hereby, are hereby amended to mean the Sellers, jointly and severally, unless the context clearly requires otherwise.

        Section 7. Expenses. Sellers shall pay on demand all fees and expenses (including, without limitation, the fees and expenses for legal services of any kind whatsoever) incurred by Buyer in connection with this Amendment No. 2. The obligation of Sellers to pay such fees and expenses incurred prior to, or in connection with, the termination of the Agreement, as amended by this Amendment No. 2, shall survive such termination.

        Section 8. Governing Law. This Amendment No. 2 shall be governed and construed in accordance with the laws of the State of New York applicable to agreements made and entirely performed therein.

        Section 9. Interpretation. The provisions of the Agreement shall be read so as to give effect to the provisions of this Amendment No. 2.

        Section 10. Counterparts. This Amendment No. 2 may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.


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        Section 11. Ratification and Confirmation. As amended by this Amendment
No. 2, the Agreement is hereby in all respects ratified and confirmed, and the Agreement, as amended by this Amendment No. 2, shall be read, taken and construed as one and the same instrument.

        IN WITNESS WHEREOF, Buyer and Sellers have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the date first above written.

                                        BEAR STEARNS MORTGAGE CAPITAL
                                           CORPORATION, as Buyer


                                        By:  /s/ Timothy Green
                                             -----------------------------------
                                        Title:  Senior Vice President
                                                --------------------------------
                                        Date:  11-28-05
                                               ---------------------------------



                                        NC CAPITAL CORPORATION, as Seller


                                        By:  /s/ Kevin Cloyd
                                             -----------------------------------
                                        Title:  President
                                                --------------------------------
                                        Date:  11-28-05
                                               ---------------------------------



                                        NC RESIDUAL II CORPORATION,
                                           as Seller


                                        By:  /s/ Kevin Cloyd
                                             -----------------------------------
                                        Title:  Executive Vice President
                                                --------------------------------
                                        Date:  11-28-05
                                               ---------------------------------



                                        NEW CENTURY CREDIT CORPORATION,
                                           as Seller


                                        By:  /s/ Kevin Cloyd
                                             -----------------------------------
                                        Title:  Executive Vice President
                                                --------------------------------
                                        Date:  11-28-05
                                               ---------------------------------



                                        HOME123 CORPORATION,  as Seller


                                        By:  /s/ Patti M. Dodge
                                            ------------------------------------
                                        Title:  CFO and Treasurer
                                                --------------------------------
                                        Date:  11-28-05
                                               ---------------------------------



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